UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 21, 2011

Irvine Sensors Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-08402	33-0280334
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3001 Red Hill Avenue, Costa Mesa, California	92626
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (714) 549-8211

N/A
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

As Irvine Sensors Corporation (the “Company”) previously disclosed in its Current Reports on Form 8-K filed with the Securities and Exchange Commission on November 15, 2010, November 26, 2010, December 8, 2010 and December 16, 2010, the Company previously sold 10% Unsecured Convertible Promissory Notes due May 31, 2011 (the “Bridge Notes”) to investors in an aggregate principal amount of $3,000,000, the terms of which permit the holders of the Bridge Notes (the “Bridge Note Holders”) to convert up to and including the aggregate outstanding principal amount of such Bridge Notes and any accrued interest thereon (the amount converted, the “Conversion Amount”) into the same securities issued in, and upon the same terms and conditions of, the Company’s secured convertible note financing (the “Financing”) that occurred on December 23, 2010 (the “Bridge Note Conversion”). On January 21, 2011, the Company entered into Joinder Agreements with 9 accredited Bridge Note Holders who held Bridge Notes in the aggregate principal amount of $246,400, pursuant to which such Bridge Note Holders agreed to be bound by the terms of the Securities Purchase Agreement entered into in the Financing and converted the Conversion Amount under their Bridge Notes into the same securities issued in the Financing, with 31.8% of such aggregate Conversion Amount being allocated to the purchase of an aggregate of 1,138,373 shares of the Company’s common stock (the “Shares”) for $79,686.37, or $0.07 per share, and the remaining $170,899.71 of the aggregate Conversion Amount being allocated to the purchase of 12% Subordinated Secured Convertible Notes due January 21, 2016 (the “Notes”).

The material terms of the Notes and related transaction agreements, including the Joinder Agreement, the Securities Purchase Agreement and a Note and Security Agreement, were previously disclosed by the Company in its Current Report on Form 8-K filed with the Securities and Exchange Commission on January 6, 2011.

None of the Shares, the Notes or the shares of Common Stock issuable upon conversion thereof has been registered under the Securities Act of 1933 and none may be offered or sold absent registration or an applicable exemption from registration.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information disclosed in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 3.02.	Unregistered Sales of Equity Securities.

The information disclosed in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

The sales and issuances described in this Current Report on Form 8-K (and the issuances of shares of Common Stock upon conversion or exercise of the convertible securities described herein) have been determined to be exempt from registration under the Securities Act of 1933, as amended, in reliance on Sections 3(a)(9) and 4(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder as transactions (i) involving securities exchanged by the issuer with its existing security holders exclusively where no commission or other remuneration was paid or given directly or indirectly for soliciting such exchange and (ii) by an issuer not involving a public offering. The investors have represented that they are accredited investors, as that term is defined in Regulation D, and have acquired the securities for investment purposes only and not with a view to or for sale in connection with any distribution thereof.

Item 3.03.	Material Modification to Rights of Security Holders.

The information disclosed in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not Applicable.

(b)	Not Applicable.

(c)	Not Applicable.

(d)	Exhibits.

Exhibit No.      Description of Exhibit

10.1	Form of Joinder Agreement. Incorporated by reference to Exhibit No. 10.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on January 6, 2011.

10.2	Securities Purchase Agreement dated December 23, 2010 between the Company and Costa Brava and Griffin. Incorporated by reference to Exhibit No. 10.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 29, 2010.

10.3	Form of 12% Subordinated Secured Convertible Note issued by the Company to Costa Brava and Griffin on December 23, 2010. Incorporated by reference to Exhibit No. 10.2 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 29, 2010.

10.4	Security Agreement dated December 23, 2010 between the Company and Costa Brava as representative of the Note holders. Incorporated by reference to Exhibit No. 10.3 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 29, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IRVINE SENSORS CORPORATION
(Registrant)

Dated: January 27, 2011	/s/ JOHN J. STUART, JR.

John J. Stuart, Jr. Senior Vice President and Chief Financial Officer